SSGA Funds

	Class A	Class I	Class K
STATE STREET DYNAMIC SMALL CAP FUND	SSSDX	SSSJX	SSSKX
STATE STREET DEFENSIVE EMERGING MARKETS EQUITY FUND	SSELX	SSEOX	SSEQX
STATE STREET INTERNATIONAL STOCK SELECTION FUND	SSILX	SSIPX	SSIQX

(each a “Fund”, and collectively the “Funds”)

Supplement dated September 23, 2019 to the Prospectus

dated December 19, 2018, as may be supplemented from time to time

Effective immediately, the Prospectus is revised as follows:

Each table under the heading “Purchase and Sale of Fund Shares” in each Fund Summary on pages 6, 15, and 22 of the Prospectus is deleted in its entirety and replaced in each instance with the following:

Class A
To establish an account	$2,000
To add to an existing account	None
Class I
To establish an account	None
To add to an existing account	None
Class K
To establish an account	None
To add to an existing account	None

The second paragraph under the heading “Choosing a Share Class”, in the sub-section “Purchasing Shares”, within the section “SHAREHOLDER INFORMATION” on page 42 of the Prospectus is deleted in its entirety and replaced with the following:

All classes of a Fund share the same investment objective and investments, but the different share classes have different expense structures and eligibility requirements. The availability of shares of a particular class through a given Financial Intermediary will depend on the policies and procedures of the Financial Intermediary. The Funds, the Distributor, the Adviser and the Transfer Agent do not provide advice or make recommendations regarding Fund share classes and do not verify that you have invested in the share class most appropriate for your investment needs. You should choose the class with the expense structure that best meets your needs and for which you are eligible. Some factors to consider are the amount you plan to invest, the time period before you expect to sell your shares, whether you might invest more money in a Fund in the future, and the nature of your arrangement with a Financial Intermediary. Your investment professional can help you choose a share class that is appropriate for your investment needs.

The table under the heading “Choosing a Share Class”, in the sub-section “Purchasing Shares”, within the section “SHAREHOLDER INFORMATION” on page 42-43 of the Prospectus is deleted in its entirety and replaced with the following:

	Class A	Class I	Class K
Availability	Available to the general public through certain Financial Intermediaries.	Limited to certain investors serviced through a Financial Intermediary receiving a fee from the applicable Fund for shareholder servicing or similar services.	Limited to certain investors, including certain financial institutions, qualified recordkeepers and employer-sponsored retirement plans.

Minimum Initial Investment	$2,000. The investment minimum may be modified, waived or reduced for certain types of investors (e.g., 401(k) or 403(b) plans) and investments as well as for certain fee-based programs where an agreement is in place.	There is no minimum investment for Class I shares.	There is no minimum investment for Class K shares.

Maximum Investment	None.	None.	None.

Initial (Front-End) Sales Charge	Yes. 5.25% for Equity Funds and 3.75% for Fixed Income Funds, payable at time of purchase. Lower sales charges are available for larger investments. See the chart under “Class A” section of this Prospectus.	No. Entire purchase price is invested in shares of a Fund.	No. Entire purchase price is invested in shares of a Fund.

Deferred (CDSC) Sales Charge	No, except for purchases of $1,000,000 or more that are redeemed within 18 months after purchase.	No.	No.

Distribution and Service (12b-1) Fees	0.25% annual fee.	No.	No.

Redemption Fees	No.	No.	No.

The discussions under the headings “Class I” and “Class K”, within the sub-section “Purchasing Shares”, within the section “SHAREHOLDER INFORMATION” beginning on page 47 of the Prospectus are deleted in their entirety and replaced with the following:

Class I

Class I shares are not subject to any sales charge. Only certain investors are eligible to buy Class I shares. Your Financial Intermediary can help you determine whether you are eligible to purchase Class I shares.

Class I shares are available to the following categories of investors serviced through a Financial Intermediary receiving a fee from a Fund for shareholder servicing or similar services:

1.

Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into agreements with the Fund to purchase Class I shares on behalf of their clients in:

•	Discretionary and non-discretionary advisory programs;

•	Fund “supermarkets”;

•	Asset allocation programs;

•	Other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund Shares or for otherwise participating in the program; or

•	Certain other investment programs that do not charge an asset-based fee;

2.	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code.

There is no minimum investment for Class I shares.

Class K

Class K shares are not subject to any sales charge. Only certain investors are eligible to buy Class K shares. Your Financial Intermediary can help you determine whether you are eligible to purchase Class K shares.

Class K shares are available to the following categories of investors:

1.	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing Fund Shares on behalf of their clients in:

•	Discretionary and non-discretionary advisory programs;

•	Fund ”supermarkets”;

•	Asset allocation programs;

•	Other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund Shares or for otherwise participating in the program; or

•	Certain other investment programs that do not charge an asset-based fee;

2.	Qualified recordkeepers with an applicable agreement maintained with SSGA FD;

3.	Endowments and foundations, and defined contribution, defined benefit, and other employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code (the “Code”);

4.	Certain other registered open-end investment companies whose shares are distributed by SSGA FD;

5.

Current or retired Directors or Trustees of the State Street Funds, officers and employees of SSGA, and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such person is a beneficiary;

6.	Qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions);

7.	Health Savings Accounts under Section 223 of the Internal Revenue Code if such accounts are maintained by the Fund at an omnibus level;

8.	Collective investment trusts.

There is no minimum investment for Class K shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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